UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street
Chicago, Illinois 60654
(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.250% Senior Notes due 2025	K25	New York Stock Exchange
0.500% Senior Notes due 2029	K29	New York Stock Exchange
3.750% Senior Notes due 2034	K34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 13, 2024, Kellanova, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”), and, solely for the limited purposes specified in the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Parent”). The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger.

Effect on Capital Stock

The Merger Agreement provides that, subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), (1) Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Acquiror, and (2) each share of public common stock, par value $0.25 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by (i) the Company or its subsidiaries or Parent or its subsidiaries (including Acquiror and its subsidiaries) or (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $83.50 per share in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, as of the Effective Time, (1) each option to purchase shares of Company Common Stock (each, a “Company Option”) that is outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether subject to service-based or performance-based vesting conditions), (i) will be deemed to be fully vested (including with respect to any performance-based vesting requirements), and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the product of (A) the total number of shares of Company Common Stock subject to such Company Option (after giving effect to (1)(i) of this paragraph) and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock set forth in such Company Option, (2) with certain exceptions, each restricted stock unit of the Company (“Company Restricted Stock Unit”) that is outstanding as of immediately prior to the Effective Time (including any restricted stock unit granted in 2022 that was originally subject to vesting based on service and performance goals), (i) will be deemed to be fully vested, and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) the number of shares of Company Common Stock issuable pursuant to such Company Restricted Stock Units (after giving effect to (2)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credit with respect to such Company Restricted Stock Unit, (3) each performance stock unit of the Company (“Company Performance Stock Unit”) that is outstanding as of immediately prior to the Effective Time, (i) will be deemed to be vested with the number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit determined (x) if the applicable performance period has ended prior to the Effective Time, assuming maximum level of performance, or (y) if the applicable performance period has not ended prior to the Effective Time, based on the greater of target and actual performance, and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) such number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit (after giving effect to (3)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Performance Stock Units, and (4) each deferred share of Company Common Stock (whether or not vested) under any Company benefit plan (“Company Deferred Stock Unit”) that is outstanding as of immediately prior to the Effective Time, will be converted into the right of the holder thereof to receive from Acquiror or its applicable Affiliate at the time specified in the applicable Company benefit plan of the Company and in accordance with Section 409A of the Code, an amount, in cash, without interest, equal to the sum of (i) the product of (A) such number of shares of Company Common Stock underlying the Deferred Stock Units and (B) the Merger Consideration and (ii) all dividend equivalents accrued or credited with respect to such Company Deferred Stock Units. Holders of Company Performance Stock Units that do not pay out in full at maximum level of performance upon the Effective Time will also be entitled to a cash retention payment based on the difference between the value of their Company Performance Stock Units at maximum level of performance and the payment received by such holder at the Effective Time, which will be payable on the last day of the performance period applicable to such Company Performance Stock Unit, subject to continued employment through such date or, if earlier, upon a qualifying termination of employment.

Representations, Warranties and Covenants

The Company, Acquiror and Merger Sub each have made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed (1) to use commercially reasonable efforts to conduct its business in the ordinary course and consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger (the “Closing”), and not to take certain actions prior to the Closing without the prior written consent of Acquiror (which consent will not be unreasonably withheld, conditioned or delayed), (2) to convene and hold a meeting of its stockholders for the purpose of obtaining the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock (the “Company Stockholder Approval”) and (3) subject to certain exceptions, not to (i) solicit alternative acquisition proposals from third parties or provide non-public information to, or enter into discussions or negotiations with, third parties regarding alternative acquisition proposals or (ii) change, qualify, withhold, withdraw or modify in a manner adverse to Acquiror the recommendation of the Board that the Company’s stockholders adopt the Merger Agreement.

Closing Conditions

Subject to certain limitations as set forth in the Merger Agreement, each of the Company, Acquiror and Merger Sub has agreed to use their respective reasonable best efforts to obtain all required regulatory approvals. The Closing is subject to receipt of the Company Stockholder Approval. The Closing is also subject to other customary conditions, including (1) the absence of any order or law that prohibits, enjoins or makes illegal the consummation of the Merger, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of all other clearances or approvals under other specified antitrust, competition, trade regulation and foreign investment laws, (3) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality and material adverse effect qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects by the parties to the Merger Agreement, (4) in the case of Acquiror and Merger Sub, the absence of a material adverse effect relating to the Company and (5) in the case of Acquiror and Merger Sub, receipt of a tax opinion that the Merger will not affect certain tax treatment related to the separation of WK Kellogg Co (although receipt of the tax opinion will not be a condition to closing if it is not delivered for reasons other than a material change in law or facts).

Termination Rights and Fees

The Merger Agreement contains certain termination rights, including the right of either the Company or Acquiror to terminate the Merger Agreement if the Merger is not consummated by August 13, 2025 (subject to two extensions for up to an additional six months each if all of the conditions to the Closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for each of the Company and Acquiror, and provides that, upon termination of the Merger Agreement under certain specified circumstances related to the failure to obtain regulatory approvals, Acquiror would be required to pay a termination fee of $1,250,000,000 to the Company, and under other specified circumstances, including if the Company terminates the Merger Agreement to enter into a superior proposal or Acquiror terminates the Merger Agreement due to a change of recommendation by the Board, the Company would be required to pay to Acquiror a termination fee of $800,000,000.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Acquiror, Merger Sub or their respective subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger

Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Financing Commitments

Acquiror obtained debt financing commitments for the transaction (the “Debt Financing”) from JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., on behalf of Citi (as defined in the Debt Commitment Letter) (collectively and each with certain affiliates, the “Lenders”), the aggregate proceeds of which, when combined with cash on hand and other sources of funds available to Acquiror, will be sufficient for Acquiror to pay the Merger Consideration and all related fees and expenses of the Company, Parent and Merger Sub (including in connection with the Debt Financing described below). The Debt Financing for the acquisition consists of a bridge loan facility in an aggregate principal amount equal to $29,000,000,000, subject to certain customary mandatory commitment reductions, which will be available to Acquiror on the terms and subject to the conditions set forth in a commitment letter, dated August 13, 2024 (the “Debt Commitment Letter”). The obligations of the Lenders to provide the Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions. The Merger is not subject to any financing contingency.

Item 8.01	Other Events.

Voting Agreement

In connection with the execution of the Merger Agreement, Acquiror has entered into a voting agreement (each, a “Voting Agreement”) with each of (1) W.K. Kellogg Foundation Trust, (2) certain entities affiliated with Zachary Gund (the “Zachary Gund Entities”) and (3) certain trusts affiliated with the Gund family (the “Gund Trusts”). Each Voting Agreement provides that the signatories thereto will generally vote their shares in favor of the adoption of the Merger Agreement and against any alternative proposal. Each Voting Agreement terminates upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the mutual written consent of the parties thereto, (iii) the receipt of the Company Stockholder Approval and (iv) execution of certain amendments to the Merger Agreement that are adverse to W.K. Kellogg Foundation Trust, the Zachary Gund Entities or the Gund Trusts, as applicable. The foregoing description of each Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On August 14, 2024, the Company and Parent jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, stockholder and regulatory approvals, the expected timetable for completing the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s Company Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the SEC and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect to the proposed transaction involving the Company and Acquiror. A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This Current Report on Form 8-K is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 and in Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company intends to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of Auguust 13, 2024, by and among Kellanova, Acquiror 10VB8, LLC and Merger Sub 10VB8, LLC and, solely for the limited purpose specified therein, Mars, Incorporated*

99.1	Voting Agreement, dated as of August 13, 2024, by and among W.K. Kellogg Foundation Trust and Acquiror 10VB8, LLC†

99.2	Voting Agreement, dated as of August 13, 2024, by and among the Zachary Gund Entities and Acquiror 10VB8, LLC

99.3	Voting Agreement, dated as of August 13, 2024, by and among the Gund Trusts and Acquiror 10VB8, LLC†

99.4	Press Release, dated August 14, 2024, jointly issued by Kellanova and Mars, Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

†	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellanova

By:	/s/ Amit Banati
Name: Amit Banati
Title: Vice Chairman and Chief Financial Officer

Dated: August 14, 2024